UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500 Dallas, Texas 75219

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 252-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 4, 2018, RSP Permian, Inc. (“RSP” or the “Company”) announced a meeting date of July 17, 2018 (the “meeting date”) for the special meeting of stockholders of the Company, which will be held at 10:00 a.m. Central Time on the meeting date, at 3141 Hood Street, Suite 700, Dallas, Texas 75219. At the special meeting, stockholders of the Company will be asked to consider and vote on proposals related to the proposed acquisition of RSP by Concho Resources Inc. (“Concho”) pursuant to that certain Agreement and Plan of Merger, dated March 27, 2018 (the “merger agreement”), among the Company, Concho and Green Merger Sub Inc., a wholly owned subsidiary of Concho. Company stockholders of record as of the close of business on Friday, June 1, 2018, the record date for the special meeting, will be entitled to receive notice of, and to vote at, the special meeting.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between RSP and Concho. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Transaction, Concho filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on April 20, 2018, as amended, which includes a preliminary joint proxy statement of RSP and Concho that also constitutes a preliminary prospectus of Concho. RSP and Concho will also file other documents with the SEC regarding the Transaction, including the definitive joint proxy statement/prospectus. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be sent to the stockholders of Concho and RSP. This document is not a substitute for the registration statement and preliminary joint proxy statement/prospectus filed with the SEC, including any amendments thereto, or any other documents that Concho or RSP may file with the SEC or send to stockholders of Concho or RSP in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF RSP AND CONCHO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the preliminary joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Concho or RSP, including the definitive joint proxy statement/prospectus when it becomes available, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by RSP will be made available free of charge on RSP’s website at www.rsppermian.com, under the heading “SEC Filings,” or by contacting RSP’s Investor Relations department by phone at 214-252-2700. Copies of documents filed with the SEC by Concho will be made available free of charge on Concho’s website at www.concho.com, under the heading “Investors,” or by contacting Concho’s Investor Relations Department by phone at 432-221-0477.

Participants in Solicitation

Concho, RSP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Concho’s common stock and RSP’s common stock in respect to the Transaction.

Information regarding RSP’s directors and executive officers is contained in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 27, 2018, as amended by the annual report on Form 10-K/A, filed with the SEC on April 30, 2018. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing RSP’s website at www.rsppermian.com. Information regarding Concho’s executive officers and directors is contained in the proxy statement for Concho’s 2018 Annual Meeting of Stockholders filed with the SEC on April 5, 2018 and in the other documents filed after the date thereof by Concho with the SEC. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Concho’s website at www.concho.com under the heading “Investors.”

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the preliminary joint proxy statement/prospectus, including any amendments thereto, as well as the definitive joint proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described above.

Forward-Looking Statements and Cautionary Statements

This foregoing may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits of the Transaction, RSP’s and Concho’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that RSP or Concho expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Concho may not approve the issuance of new shares of common stock in the Transaction or that stockholders of RSP may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of RSP’s common stock or Concho’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of RSP and Concho to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond RSP’s and Concho’s control, including those detailed in RSP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on RSP’s website at www.rsppermian.com and on the SEC’s website at www.sec.gov and in Concho’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.concho.com and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of RSP or Concho is based on assumptions that RSP or Concho, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither RSP nor Concho undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

	By:	/s/ James E. Mutrie
		Name:	James E. Mutrie
		Title:	General Counsel and Vice President

Date: June 4, 2018

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